                               [GRAPHIC OMITTED]

                                        UNIQUELY
                                   POSITIONED TO
                                   CAPITALIZE ON
                                          CHANGE

                                          [LOGO]
                                         CENTURY


                                         CENTURY
                                       SMALL CAP
                                          SELECT
                                            FUND


                              SEMI-ANNUAL REPORT
                                  APRIL 30, 2002

                              [Logo] CENTURY FUNDS

                               CENTURY SMALL CAP
                                  SELECT FUND

                     "GROWTH INVESTORS IN VALUE INDUSTRIES"

As of 3/31/02, the Fund's one year and since inception average annual returns were 23.65% and 27.24% (Institutional Shares) and 23.20% and 28.99% (Investor Shares), respectively. For more up-to-date performance please call 800-321-1928. Market volatility can significantly impact short term performance. Results of an investment made today may differ substantially from the Fund's historical performance. The Fund's performance reflects the waiver of certain fees and/or reimbursement of expenses; otherwise, total return would have been lower. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than original cost. Total returns include reinvestment of dividends and capital gains. Concentration in the financial services and health care group of industries will subject the Fund to the risks associated with those industries. Investments in smaller companies generally pose greater risks than those associated with larger, more established companies. The Fund will deduct a short term trading fee of 1.0 % from the redemption proceeds if you sell your shares after holding them less than 180 days. The Russell 2000 Index is widely regarded in the industry as the premier measure of small cap stocks and is not available for investment. Price-to-earnings ratio (p/e) is the value of a company's stock price relative to company earnings. Estimated earnings growth is the year over year growth in earnings per share. The PEG Ratio is a company's p/e relative to its earnings growth rate.

As of 4/30/02, Lipper, Inc. ranked the Fund's Institutional shares 20 out of 413 and 3 out of 334 small cap growth funds for the 1- and 2-year periods, respectively. For the same time period, the Fund's Investor Shares were ranked 21 out of 413 and 4 out of 334 small cap growth funds. Lipper, Inc. is an industry research firm whose rankings are based on total return perform-ance. (06/02)

-------------------------------------------------------------------------------
                              TEN LARGEST HOLDINGS
                                    4/30/02

AMERICAN CAPITAL STRATEGIES LTD.                                           3.8%
Publicly traded buyout and mezzanine fund that is principally engaged in providing senior and subordinated debt.

CHARLES RIVER LABORATORIES, INC.                                           3.5%
Provider of research tools and integrated support services that enable drug discovery and development.

WINTRUST FINANCIAL CORP.                                                   3.3%
A bank holding company that provides trust services.

INVESTORS FINANCIAL SERVICES CO.                                           2.9%
Asset administration services for the financial industry.

COMMUNITY HEALTH SYSTEMS, INC.                                             2.8%
Non-urban provider of general hospital healthcare services.

HENRY SCHEIN, INC.                                                         2.8%
A distributor of healthcare products and services.

HCC INSURANCE HOLDINGS, INC.                                               2.8%
A specialty lines property and casualty insurance company.

STERICYCLE, INC.                                                           2.7%
A regulated medical waste management company.

SUNRISE ASSISTED LIVING, INC.                                              2.5%
Offers a full range of assisted living services.

IRON MOUNTAIN INC.                                                         2.5%
Is a records and information management and related services company.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

-------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS

With this third semi-annual report for Century Small Cap Select Fund, we are pleased to report that your Fund has continued to perform well in a difficult market environment. For the six month period ended April 30, 2002, the Institutional and the Investor Classes returns were +16.51% and +16.38%, respectively, versus +20.03% for the Russell 2000 Index.

Your Fund's performance places it in the top 5% of small cap growth funds for the past year and top 2% over the two-year period (Institutional Shares are in the top 10% for the two year period) ending April 30, 2002, according to Lipper, Inc. data.

-------------------------------------------------------------------------------
                             PERFORMANCE COMPARISON
-------------------------------------------------------------------------------
                                 APRIL 30, 2002

                                  Century Small Cap                 Russell
                                     Select Fund                  2000 Index
                                  -----------------               ----------
Institutional Class
One Year                               18.37%                        6.68%
Since Inception (12/9/99)              26.66%                        5.38%

Investor Class
One Year                               17.92%                        6.68%
Since Inception (2/24/00)              28.28%                       -2.39%

Past performance is no guarantee of future results. Average annual total return. Please see additional performance information and ranking disclosure on page 2.

CURRENT MARKET OUTLOOK
U.S. equity markets are in negative territory so far in 2002, and are underperforming the other major world markets. As a result, market sentiment is very fragile as investors are nervous about:

o the weak recovery in corporate earnings;

o high valuations among large cap stocks;

o political uncertainty in the Middle East and South Asia;

o the surprising return of federal deficits ahead of the November elections; and

o the shocking demise of Enron/GlobalCrossing/ Kmart and accounting integrity.

We believe this last item regarding management credibility and earnings quality has been overlooked for far too long as investors chased earnings growth. This ongoing reexamination will lead to heightened scrutiny of financial statements and footnotes by analysts and investors going forward.

LESSONS LEARNED
We view the return of business ethics and "back to basics" type of fundamental research as a healthy long-term development; however, it will be a painful adjustment in the near-term as the markets and the Securities and Exchange Commission sort through many of the aggressive accounting techniques that managements have used to improve their reported results during the past few years. Nevertheless, we believe investor confidence will be restored over time, but analysts will become wary of companies with complex stories and confusing financial statements.

The cash flow statement, the balance sheet and the accompanying footnotes that relate to stock options dilution, capitalized expenses and off-balance sheet investments are important indicators of how executives are utilizing or manipulating their shareholders' assets. At Century we emphasize the quality and predictability of recurring revenues and "integrity" - represented by a strong management team -- and the transparent value of the business. We believe our fundamental "due diligence" research and industry knowledge are well suited to uncovering valuation inefficiencies among smaller capitalization companies in the equity market.

YOUR FUND'S INVESTMENT STRATEGY
The Fund's goal is long-term capital appreciation. The portfolio is presently concentrated in the health care and financial services group of industries, including related business services companies.

We believe these industry segments are not well understood by many investors and are changing rapidly as they continue to grow in importance.

Over the last several months, health care, business services, financial technology and processing companies have become the largest segments of the Fund due to their strong earnings outlook beyond 2002; whereas, regional banks, insurers and asset managers have been culled from the Fund as their valuations have come to reflect fair value in some of our previous holdings.

The largest contributors to Fund performance over the last six months include:
MidAtlantic Medical Services (a regional health benefits provider),

-------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                                 APRIL 30, 2002

                ASSET MANAGERS                      2%
                EDUCATION                           2%
                OTHER                               2%
                BANKS                               6%
                LIFE & HEALTH INSURERS              8%
                PROPERTY & CASUALTY INSURERS        9%
                FINANCIAL TECHNOLOGY               15%
                CASH                               16%
                BUSINESS SERVICES                  18%
                HEALTH CARE                        22%

PrivateBancorp (high-touch bank and trust), Career Education Corp (continuing education), NCO Group (receivables collection) and Henry Schein (health distributor). The Fund's underperformers reflect the struggling conditions impacting the economic recovery: Metris Companies (consumer finance), Vesta Insurance (personal and commercial lines) and SmartForce (technical training skills.)

Looking out over the next year, we believe our portfolio companies will continue to exhibit attractive valuations, relative to other small cap stocks.

                         ATTRACTIVE VALUATION POTENTIAL
-------------------------------------------------------------------------------
                                                   CSCSF      Russell 2000
                                                   -----      ------------

Earnings Growth and Valuation:
2003 Est. Price-to-earnings (P/E) ratio:           16.2x          23.4x
                                                   ----           ----
Est. 2003 earnings growth rate:                    34.2%          20.0%
2003 P/E Ratio to Growth Rate (PEG Ratio):         0.47x          1.17x
As of May 31, 2002
Source: Bloomberg, Russell and CCM Research.
-------------------------------------------------------------------------------

Looking at the table above: when we combine these ratios into a forward PEG ratio, our portfolio looks to be trading at 0.47x its growth rate. In other words, based on the PEG ratios, we own companies at a 53% discount to their weighted average growth rate of next year's estimated earnings.

THE IMPORTANCE OF A SELL DISCIPLINE
For many investors, it has always seemed easier to buy a stock than sell one. There are generally three reasons why we will sell a stock: first, when it reaches what we feel is "fair value"; second, a negative change in the company's fundamentals: earnings outlook, lost major customers or new competitive threat; third, an event-driven issue, such as a chief financial officer, resigns unexpectedly or questions arise on ethical or accounting issues etc.

Thank you again for your continued support, and please feel free to visit us at our website (www. centuryfunds.com) or contact us by letter or telephone at 1-800-321-1928.

Sincerely,

/s/ Lanny Thorndike                           /s/ Allan W. Fulkerson

    Lanny Thorndike                               Allan W. Fulkerson
    Trustee and                                   Chairman
    Chief Investment Officer

Portfolio of Investments - April 30, 2002 - (unaudited)

COMMON STOCKS:

      SHARES                                                           VALUE
      ------                                                           -----

HEALTHCARE - 22.0%
      30,000    Charles River Laboratories, Inc.* ................  $   898,500
      25,000    Community Health Systems, Inc.* ..................      725,500
       4,655    CorVel Corp.* ....................................      154,220
      15,000    Eclipsys Corp.* ..................................      240,165
       7,000    First Health Group Corp.* ........................      203,000
      15,000    Henry Schein, Inc.* ..............................      713,850
       4,000    LifePoint Hospitals, Inc.* .......................      168,000
       4,000    Medical Staffing Network Hldgs., Inc.* ...........       96,960
      11,000    Mid Atlantic Medical Services, Inc.* .............      400,730
      10,000    Stericycle, Inc.* ................................      675,300
      24,000    Sunrise Assisted Living, Inc.* ...................      648,240
      10,000    Universal Health Services, Inc.* .................      465,500
      10,000    Vertex Pharmaceuticals, Inc.* ....................      212,700
                                                                    -----------
                                                                      5,602,665
                                                                    -----------
BUSINESS SERVICES - 18.3%
      20,000    Administaff, Inc.* ...............................      459,000
      30,000    American Capital Strategies Ltd. .................      962,100
      21,000    Bright Horizons Family Solutions, Inc.* ..........      629,370
      12,500    CoStar Group, Inc.* ..............................      297,625
      10,500    Crawford & Co. ...................................      114,450
      15,000    Firstservice Corp.* ..............................      359,850
      21,000    Iron Mountain, Inc.* .............................      646,800
       8,000    Kroll, Inc.* .....................................      148,320
      20,000    Metris Companies, Inc. ...........................      260,800
      15,500    NCO Group, Inc.* .................................      431,520
      12,000    SOURCECORP, Inc.* ................................      360,000
                                                                    -----------
                                                                      4,669,835
                                                                    -----------
FINANCIAL TECHNOLOGY- 15.2%
      10,000    Barra, Inc.* .....................................      493,900
       5,000    eFunds, Corp.* ...................................       79,500
      22,500    Euronet Worldwide, Inc.* .........................      368,775
       5,000    InterCept, Inc.* .................................      151,900
      10,000    Investors Financial Services Corp. ...............      736,400
       7,000    Investment Technology Group, Inc.* ...............      322,000
       5,000    iShares Russell 2000 Growth Index* ...............      276,500
       5,000    iShares S&P Sm Cap 600/BARRA* ....................      404,000
      50,500    Online Resources Corp.* ..........................      176,750
      28,500    ProBusiness Services, Inc.* ......................      559,170
       5,000    streetTRACKS Series Trust* .......................      322,050
                                                                    -----------
                                                                      3,890,945
                                                                    -----------

                       See notes to financial statements

SHARES/FACE AMOUNTS                                                    VALUE
-------------------                                                    -----

PROPERTY AND CASUALTY INSURERS - 9.3%
       4,000    Everest Reinsurance Holdings, Inc. ...............  $   271,600
      27,000    HCC Insurance Holdings, Inc. .....................      702,000
       2,200    IPC Holdings Ltd.* ...............................       75,020
       2,500    Markel Corp.* ....................................      545,000
      10,000    Philadelphia Consol. Holding Corp.* ..............      427,000
       2,500    Renaissance Re Holdings, Ltd. ....................      293,000
      12,000    Vesta Insurance Group, Inc. ......................       54,840
                                                                    -----------
                                                                      2,368,460
                                                                    -----------
LIFE AND HEALTH INSURERS - 8.4%
      10,000    Annuity & Life Re Holdings Ltd. ..................      189,800
       3,000    Delphi Financial Group, Inc. .....................      129,000
      16,000    Protective Life Corp. ............................      509,760
      12,000    Reinsurance Group of America, Inc. ...............      387,600
       5,500    Scottish Annuity & Life Holdings, Ltd. ...........      117,700
      10,000    StanCorp Financial Group, Inc. ...................      585,000
      27,900    Universal American Financial Corp.* ..............      213,714
                                                                    -----------
                                                                      2,132,574
                                                                    -----------
BANKS - 6.2%
      13,000    PrivateBancorp, Inc. .............................      393,120
       2,500    Prosperity Bancshares, Inc. ......................       82,375
      20,000    Smartforce plc* ..................................      128,980
       8,600    Umpqua Holdings Corp. ............................      138,890
      34,500    Wintrust Financial Corp. .........................      852,150
                                                                    -----------
                                                                      1,595,515
                                                                    -----------
ASSET MANAGER - 2.1%
       8,500    Affiliated Managers Group, Inc.* .................      540,600
                                                                    -----------
EDUCATION -1.6%
       5,000    Career Education Corp.* ..........................      224,750
       5,000    DeVry, Inc.* .....................................      132,450
      10,000    Edison Schools, Inc.* ............................       51,300
                                                                    -----------
                                                                        408,500
                                                                    -----------
INSURANCE BROKERS - 1.3%
       9,000    Gallagher (Arthur J.) & Co. ......................      324,900
                                                                    -----------
TOTAL INVESTMENTS IN COMMON STOCKS - 84.4%
  (Identified cost, $19,430,284) .................................   21,533,994
                                                                    -----------
CASH EQUIVALENTS - 15.6%
  $3,971,000   State Street Bank and Trust Eurodollar Time Deposit,
               at cost approximating value, maturity 5/1/02 ......    3,971,000
                                                                    -----------
TOTAL INVESTMENTS - 100% (IDENTIFIED COST, $23,401,284)...........  $25,504,994
                                                                    ===========
* Non-income producing security

                      See notes to financial statements.

Statement of Assets and Liabilities - April 30, 2002 (unaudited)
-------------------------------------------------------------------------------

ASSETS
Investments, at value (Note 1A) (Identified cost, $23,401,284) .    $25,504,994

Cash ...........................................................            976
Dividends and interest receivable ..............................            333
Receivable for investments sold ................................        279,035
Receivable for Fund shares sold ................................         25,500
                                                                    -----------
Total Assets ...................................................     25,810,838
                                                                    -----------
LIABILITIES
Accrued investment adviser fee (Note 5) ........................          3,948
Accrued expenses and other liabilities .........................         33,065
Payable for investments purchased ..............................        263,305
                                                                    -----------
Total Liabilities ..............................................        300,318
                                                                    -----------
NET ASSETS (Note 3) ............................................    $25,510,520
                                                                    ===========
Net Assets consist of:
Investor Class .................................................    $13,871,732
Institutional Class ............................................    $11,638,788

Shares Outstanding consist of (Note 2):
Investor Class .................................................        818,102
Institutional Class ............................................        685,888

NET ASSET VALUE PER SHARE (Represents both the offering and
  redemption price)
April 30, 2002
Investor Class .................................................    $     16.96
Institutional Class ............................................    $     16.97

                      See notes to financial statements.

Statement of Operations - (Six months ended April 30, 2002) (unaudited)
-------------------------------------------------------------------------------

Investment Income:
    Dividends ..................................................    $    57,131
    Interest ...................................................         19,172
                                                                    -----------
      Total income .............................................         76,303
                                                                    -----------
Expenses:
    Investment adviser fee (Note 5) .............    $    98,788
    Trustees' remuneration ......................          1,837
    Transfer agent-institutional ................          6,086
    Transfer agent-investor .....................         26,576
    Custodian ...................................         24,215
    Audit .......................................          7,240
    Legal .......................................         16,725
    Insurance ...................................          1,396
    Registration ................................         15,870
    Printing and other ..........................          4,500
    Distribution fee (Note 7) ...................         13,853
                                                     -----------
      Total expenses ...........................................        217,086

    Advisor reimbursement (Note 6) .............................        (47,910)
                                                                    -----------
    Net expenses ...............................................        169,176
                                                                    -----------
    Net investment loss ........................................        (92,873)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

  Net realized gain from investment transactions ...............      1,518,698
  Increase in unrealized appreciation on investments ...........      1,627,155
                                                                    -----------
    Net realized and unrealized gain on investments ............      3,145,853
                                                                    -----------
  Net increase in net assets resulting from operations .........    $ 3,052,980
                                                                    ===========

                       See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets:
                                                                                       Six Months Ended               Year Ended
                                                                                       ----------------            ----------------
                                                                                        April 30, 2002             October 31, 2002
Operations:                                                                              (unaudited)
Net investment loss .................................................................     $  (92,873)                  $  (17,963)
Net realized gain on investment transactions ........................................      1,518,698                       86,065
Increase (decrease) in net unrealized appreciation of investments ...................      1,627,155                     (235,097)
Net increase (decrease) in net assets resulting from operations .....................      3,052,980                     (166,995)
Distributions to shareholders from:
Net investment income ...............................................................           --                         (4,091)
Realized gain from investment transactions - Institutional class ....................        (71,314)                     (83,867)
Realized gain from investment transactions - Investor class .........................        (20,118)                     (25,898)
Fund share transactions - net (Note 2) ..............................................      7,148,359                   12,701,372
Redemption fees .....................................................................          6,435                       30,920
Total increase ......................................................................     10,116,342                   12,451,441
Net assets:
At beginning of period ..............................................................     15,394,178                    2,942,737
At end of period ....................................................................     $25,510,520                  $15,394,178


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------

                                            Six Months Ended
                                             April 30, 2002                      Year Ended                       Year Ended
                                              (unaudited)                      October 31, 2001                 October 31, 2000
                                      Institutional     Investor      Institutional     Investor       Institutional     Investor
                                          Class          Class            Class          Class            Class(b)       Class(c)
                                      --------------------------      --------------------------       --------------------------
Net Asset Value, beginning of
  period .............................   $ 14.68       $ 14.60           $ 14.57       $ 14.26            $ 10.00       $ 10.00
                                      --------------------------      --------------------------       --------------------------
Income from Investment Operations:
Net investment loss ..................     (0.05)        (0.06)             --           (0.03)              0.04         (0.01)
Net realized and unrealized gain
  on investments .....................      2.47          2.44              0.52(a)       0.53(a)            4.53          4.27
                                      --------------------------      --------------------------       --------------------------
Total income from investment
  operations .........................      2.42          2.38              0.52          0.50               4.57          4.26
                                      --------------------------      --------------------------       --------------------------
Less Distributions From:
Net investment income ................      --            --               (0.02)         --                 --            --
Net realized gain on investment
  transactions .......................     (0.13)        (0.03)            (0.41)        (0.19)              --            --
                                      --------------------------      --------------------------       --------------------------
Total distributions ..................     (0.13)        (0.03)            (0.43)        (0.19)              --            --
                                      --------------------------      --------------------------       --------------------------
Redemption fees ......................      --            0.01              0.02          0.03               --            --
                                      --------------------------      --------------------------       --------------------------
Net Asset Value, end of period .......   $ 16.97       $ 16.96           $ 14.68       $ 14.60            $ 14.57       $ 14.26
                                      ==========================      ==========================       ==========================
Total Return .........................     16.51%**      16.38**            3.63%         3.68%              45.7%**       42.6%**
Ratios and Supplemental Data:
Net assets, end of period (000
  omitted) ...........................   $11,639       $13,872           $ 6,093       $ 9,302            $ 2,253       $   690
Ratio of expenses to average net
  assets .............................      1.45%*        1.80%*            1.45%         1.80%              1.45%*        1.80%*
Ratio of expenses to average net
  assets without giving effect to
  voluntary expense agreement ........      1.76%*        2.36%*            4.04%         4.38%             11.58%*       14.73%*
Ratio of net investment income/(loss)
  to average net assets ..............     -0.71%*       -0.82%*           -0.02%        -0.48%              0.38%        -0.14%
Portfolio turnover rate ..............        39%           39%               48%           48%                24%           24%

(a) The per share amount is not in accord with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(b) From the commencement date of investment operations, December 9, 1999 to October 31, 2000.
(c) From the commencement date of investment operations, February 24, 2000 to October 31, 2000.


   * Annualized      **Not annualized

                                                See notes to financial statements.

Notes to Financial Statements (unaudited)

(1) Significant Accounting Policies - Century Capital Management Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Century Small Cap Select Fund (the "Fund") is a series of the Trust which issues shares in two classes: an Institutional Class and an Investor Class. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations - Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are generally valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes - It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Other - Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

D. Use of Estimates - The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from those estimates.

E. Multiple Classes of Shares - The Fund offers multiple classes of shares, which differ in their respective distribution and transfer agent fees. All shareholders bear the common expenses of the Fund based upon daily net assets of each class, without distinction between share classes.

F. Redemption Fees - In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1.00% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

(2) Fund Shares - The number of authorized shares is unlimited. Shares of the Fund are currently divided into an Investor Class and an Institutional Class. Transactions in Fund shares were as follows:

                                                                         Six Months Ended April 30, 2002
                                                                   Institutional Class           Investor Class
                                                                   --------------------       --------------------
                                                                   Shares        Amount       Shares        Amount
                                                                   ------        ------       ------        ------
Sold ........................................................     273,985     $ 4,237,681     246,217     $ 3,994,717
Issued to shareholders in reinvestment of distributions from:
  Net investment income .....................................        --              --          --              --
  Realized gain on investment transactions ..................       3,825          60,546         978          15,478
                                                                  -------     -----------     -------     -----------
                                                                  277,810       4,298,227     247,195       4,010,195
Repurchased .................................................      (6,861)       (108,978)    (66,250)     (1,051,085)
                                                                  -------     -----------     -------     -----------
Net Increase ................................................     270,949     $ 4,189,249     180,945     $ 2,959,110
                                                                  =======     ===========     =======     ===========

                                                                           Year Ended October 31, 2001
                                                                   Institutional Class           Investor Class
                                                                   --------------------       --------------------
                                                                   Shares        Amount       Shares        Amount
                                                                   ------        ------       ------        ------
Sold ........................................................     342,719     $ 5,056,246     742,027     $11,091,468
Issued to shareholders in reinvestment of distributions from:
  Net investment income .....................................         233           3,517        --              --
  Realized gain on investment transactions ..................       5,032          75,883       1,708          25,591
                                                                  -------     -----------     -------     -----------
                                                                  347,984       5,135,646     743,735      11,117,059
Repurchased .................................................     (87,627)     (1,306,866)   (154,952)     (2,244,467)
                                                                  -------     -----------     -------     -----------
Net Increase ................................................     260,357     $ 3,828,780     588,783     $ 8,872,592
                                                                  =======     ===========     =======     ===========

(3) Sources of Net Assets - At April 30, 2002, net assets consisted of:

Capital Paid-in                                                     $21,980,986
Accumulated distributions in excess of net investment income            (86,438)
Unrealized appreciation on investments                                2,103,710
Accumulated undistributed net realized gains on investments           1,512,262
                                                                    -----------
    Net assets applicable to outstanding capital stock              $25,510,520
                                                                    ===========

(4) Investment Security Transactions - Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $14,897,095 and $8,111,926, respectively, during the six months ended April 30, 2002. At April 30, 2002, the cost of investments for federal tax purposes was $23,401,284. Net unrealized appreciation for all securities at that date was $2,103,710. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,621,342 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $517,632.

(5) Investment Adviser Fee - The investment adviser fee is earned by Century Capital Management, Inc. ("CCM") as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's net asset value. For the six months ended April 30, 2002, the fee amounted to $98,788. Officers and Trustees of the Fund who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(6) Adviser Reimbursement - CCM has voluntarily waived a portion of its management fee for both classes and reimbursed certain other expenses to the extent necessary so that net fund annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) will not exceed certain expense limitations through at least February 28, 2003. The expense limitations for the Investor and Institutional Classes are 1.80% and 1.45%, respectively. During the six months ended April 30, 2002, the adviser reimbursement amounted to $47,910.

(7) Distribution and Service Plan - The Fund has adopted a distribution and service plan for the Investor Class under Rule 12b-1 of the 1940 Act. Distribution plans permit a Fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Class currently pays a distribution and service fee equal to 0.25% of the average daily net assets of the class. During the six months ended April 30, 2002, $13,853 was accrued under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Class.

                       ---------------------------------

TRUSTEES
Allan W. Fulkerson, Chairman
John E. Beard
Davis R. Fulkerson
Ernest E. Monrad
Michael J. Poulos
Jerry S. Rosenbloom
Alexander L. Thorndike

INVESTMENT ADVISER
Century Capital Management, Inc.

AUDITORS
Deloitte & Touche LLP

CUSTODIAN
State Street Bank & Trust Co.

TRANSFER AGENTS
Boston Financial Data Services, Inc.
State Street Bank & Trust Co.

DISTRIBUTOR
Forum Fund Services, LLC

TELEPHONE
617-482-3060
800-321-1928
Shareholder Hotline
800-303-1928
www.centuryfunds.com

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APRIL 2002